UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Route 206 & Province Line Road, Princeton,
New Jersey 08543
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (609) 252-4621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange
2.973% Notes due 2030	BMY/30	New York Stock Exchange
3.363% Notes due 2033	BMY/33	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
3.857% Notes due 2038	BMY/38	New York Stock Exchange
4.289% Notes due 2045	BMY/45	New York Stock Exchange
4.581% Notes due 2055	BMY/55	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of the Company was held on May 5, 2026.
(b)	Shareholders voted on the matters set forth below.

Item 1. The shareholders elected each of the Company’s 11 nominees to serve as directors of the Company until the 2027 Annual Meeting based upon the following votes:

	For	Against	Abstain	Broker Non-Vote
Peter J. Arduini	1,489,115,718	46,952,408	2,517,271	234,927,659
Deepak L. Bhatt, M.D., M.P.H., M.B.A.	1,519,336,832	16,821,065	2,427,500	234,927,659
Christopher S. Boerner, Ph.D.	1,462,672,450	73,500,542	2,412,405	234,927,659
Julia A. Haller, M.D.	1,513,280,188	23,027,628	2,277,581	234,927,659
Manuel Hidalgo Medina, M.D., Ph.D.	1,513,107,431	23,055,022	2,422,944	234,927,659
Michael R. McMullen	1,520,590,126	15,506,431	2,488,840	234,927,659
Paula A. Price	1,506,560,939	29,652,099	2,372,359	234,927,659
Derica W. Rice	1,493,345,909	42,806,350	2,433,138	234,927,659
Theodore R. Samuels	1,487,884,432	48,111,146	2,589,819	234,927,659
Karen H. Vousden, Ph.D.	1,519,199,326	17,078,052	2,308,019	234,927,659
Phyllis R. Yale	1,527,736,604	8,485,885	2,362,908	234,927,659

Item 2. The management proposal on the advisory vote to approve the compensation of our named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
1,459,162,310	72,490,026	6,933,061	234,927,659

Item 3. The management proposal on the vote to approve the Company’s 2026 stock award and incentive plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
1,470,672,957	63,896,918	4,015,522	234,927,659

Item 4. The appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2026 was ratified based upon the following votes:

For	Against	Abstain
1,706,279,839	63,727,901	3,505,316

Item 5. The shareholder proposal on the adoption of a board policy that the chairperson of the board be an independent director was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
422,069,323	1,109,378,680	7,137,394	234,927,659

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: May 8, 2026	By:	/s/ Amy Fallone
	Name:	Amy Fallone
	Title:	Corporate Secretary